EXHIBIT 3.1

                                ARTICLES
                                --------

                                   OF

                        ROCKET ENERGY RESOURCES LTD.

                            TABLE OF CONTENTS
                            -----------------

PART      ARTICLE                       SUBJECT
----      -------                       -------

1         INTERPRETATION

          1.1.                    Definition
                                  Construction of Words
          1.2.                    Definitions same as Company Act
          1.3.                    Interpretation Act Rules of
                                   Construction apply

2         SHARES

          2.1.                    Member entitled to Certificate
          2.2.                    Replacement of Lost or Defaced
                                   Certificate
          2.3.                    Execution of Certificate
          2.4.                    recognition of Trusts

3         ISSUE OF SHARES

          3.1.                    Directors Authorized
          3.2.                    Conditions of Allotment
          3.3.                    Commissions and Brokerage
          3.4.                    Conditions of Issue

4         SHARE REGISTERS

          4.1.                    Registers of Members,  Transfers
                                   and Allotments
          4.2.                    Branch Registers of Members
          4.3.                    No Closing of Register of Members

                                   II

PART      ARTICLE                       SUBJECT
----      -------                       -------

5         TRANSFER AND TRANSMISSION
          OF SHARES
          5.1.                    Transfer of Shares
          5.2.                    Execution of Instrument of Transfer
          5.3.                    Enquiry as to Title not required
          5.4.                    Submission of Instruments of Transfer
          5.5.                    Transfer Fee
          5.6.                    Personal Representative Recognized
                                   on Death
          5.7.                    Death or Bankruptcy
          5.8                     Persons in Representative Capacity

6         ALTERATION OF CAPITAL

          6.1.                    Increase of Authorized Capital
          6.2.                    Other Capital Alterations
          6.3.                    Creation, Variation and Abrogation
                                   of Special Rights and Restrictions
          6.4.                    Consent of Class Required
          6.5.                    Special Rights of Conversion
          6.6                     Class Meetings of Members

7         PURCHASE AND REDEMPTION OF SHARES

          7.1.                    Company Authorized to purchase or
                                   Redeem its Shares
          7.2. & 7.3.             Redemption of Shares

8         Borrowing Powers

          8.1.                    Powers of Directors
          8.2.                    Special Rights Attached to and
                                   Negotiability of Debt Obligations
          8.3.                    Register of Debentureholders
          8.4.                    Execution of Debt Obligations
          8.5.                    Register of Indebtedness

                                   III

PART      ARTICLE                       SUBJECT
----      -------                       -------

9         GENERAL MEETINGS

          9.1.                    Annual General Meetings
          9.2.                    Waiver of Annual General Meetings
          9.3.                    Classification of General Meetings
          9.4.                    Calling of Meetings
          9.5.                    Advance notice for Election of
                                   Directors
          9.6.                    Notice for General Meeting
          9.7.                    Waiver or Reduction of Notice
          9.8.                    Notice of Special Business at
                                   General Meeting


10        PROCEEDINGS AT GENERAL MEETINGS

          10.1.                   Special Business
          10.2.                   Requirements of Quorum
          10.3.                   Quorum
          10.4.                   Lack of Quorum
          10.5.                   Chairman
          10.6.                   Alternate Chairman
          10.7.                   Adjournments
          10.8.                   Resolutions Need Not be Seconded
          10.9.                   Decisions by Show of Hands or Poll
          10.10.                  Casting Vote
          10.11.                  Manner of Taking Poll
          10.12.                  Retention of Ballots Cast on a Poll
          10.13.                  Casting of Votes
          10.14.                  Ordinary resolution Sufficient

11        VOTES OF MEMBERS

          11.1.                   Number of Votes Per Share or Member
          11.2.                   Votes of Persons in Representative
                                   Capacity
          11.3.                   Representative of a Corporate Member
          11.4.                   Votes by Joint Holders
          11.5.                   Votes by Committee for  Member
          11.6.                   Appointment of Proxyholders
          11.7.                   Execution of Form of Proxy
          11.8.                   Deposit of Proxy
          11.9.                   Form of Proxy
          11.10.                  Validity of Proxy Vote
          11.11.                  Revocation of Proxy

                                   IV

PART      ARTICLE                       SUBJECT
----      -------                       -------

12        DIRECTORS

          12.1.                   Number of Directors
          12.2.                   Remuneration and Expenses of
                                   Directors
          12.3.                   Qualification of Directors

13        ELECTION AND REMOVAL OF DIRECTORS

          13.1.                   Election at Annual General Meetings
          13.2.                   Eligibility of Retiring Director
          13.3.                   Continuance of Directors
          13.4.                   Election of Less than Required
                                   Number of directors
          13.5.                   Filling a Casual Vacancy
          13.6.                   Additional Directors
          13.7.                   Alternate Directors
          13.8.                   Termination of Directorship
          13.9.                   Removal of Directors


14        POWERS AND DUTIES OF DIRECTORS

          14.1.                   Management of Affairs and Business
          14.2.                   Appointment of Attorney


15        DISCLOSURE OF INTEREST OF DIRECTORS

          15.1.                   Disclosure of Conflicting Interest
          15.2.                   Voting and Quorum re Proposed
                                   Contract
          15.3.                   Directors May Hold Office or Place
                                   of Profit with Company
          15.4.                   Director Acting in Professional
                                   Capacity
          15.5.                   Director Receiving Remuneration from
                                   Other Interests

                                    V

PART      ARTICLE                       SUBJECT
----      -------                       -------

16        PROCEEDINGS OF DIRECTORS

          16.1.                   Chairman and Alternate
          16.2.                   Meetings - Procedure
          16.3.                   Meeting by Conference Telephone
          16.4.                   Notice of Meeting
          16.5.                   Waiver of Notice of Meetings
          16.6.                   Quorum
          16.7.                   Continuing Directors may Act
                                   During Vacancy
          16.8.                   Validity of Acts of Directors
          16.9.                   Resolution in Writing Effective


17        EXECUTIVE AND OTHER COMMITTEES

          17.1.                   Appointment of Executive Committee
          17.2.                   Appointment of Committees
          17.3.                   Procedure at Meetings

18        OFFICERS

          18.1.                   President and Secretary Required
          18.2.                   Persons Holding More than One
                                   Office and Remuneration
          18.3.                   Disclosure of Conflicting Interest

19        INDEMNITY AND PROTECTION OF
          DIRECTORS, OFFICERS AND EMPLOYEES

          19.1.                   Indemnification of Directors
          19.2.                   Indemnification of officers,
                                   Employees, Agents
          19.3.                   Indemnification not invalidated
                                   by non-compliance
          19.4.                   Company May Purchase Insurance


20        DIVIDENDS AND RESERVES

          20.1.                   Declaration of Dividends
          20.2.                   Declared Dividends Date

                                   VI

PART      ARTICLE                       SUBJECT
----      -------                       -------

          20.3.                   Proportion to Number of
                                   Shares Held
          20.4.                   Reserves
          20.5.                   Receipts from Joint Holders
          20.6.                   No Interest on Dividends
          20.7.                   Payment of Dividends
          20.8.                   Capitalization of Undistributed
                                   Surplus


21        DOCUMENTS, RECORDS AND REPORTS

          21.1.                   Documents to be Kept
          21.2.                   Accounts to be Kept
          21.3.                   Inspection of Accounts
          21.4. & 21.5.           Financial Statements and Reports


22        NOTICES

          22.1.                   Method of giving Notice
          22.2.                   Notice to Joint Holder
          22.3.                   Notice to Personal Representative
          22.4.                   Persons to Receive Notice


23        RECORD DATES

          23.1.                   Record Date
          23.2.                   No Closure of Register of Members


24        SEAL

          24.1.                   Affixation of Seal to Documents
          24.2.                   Mechanical Reproduction of Signature
          24.3.                   Official Seal for Other Jurisdictions

                      PROVINCE OF BRITISH COLUMBIA

                               COMPANY ACT

                                ARTICLES

                                   of

                      ROCKET ENERGY RESOURCES LTD.


                                 PART 1

                             INTERPRETATION
                             --------------

          1.1. In these Articles, unless there is something in the subject or context inconsistent therewith:

     "Board" and "the Directors" or "the directors" mean the Directors or sole Director of the Company for the time being.

     "Company Act" means the Company Act of the Province of British Columbia as from time to time enacted and all amendments thereto and includes the regulations made pursuant thereto.

     "seal" means calendar month.

     "month" means calendar month.

     "registered owner" or "registered holder" when used with respect to a share in the authorized capital of the Company means the person registered in the register of members in respect of such share.

          Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or reproducing words in a visible form.

     Words importing the singular include the plural and vice versa; and words importing male persons include female persons and words importing persons shall include corporations.

          1.2. The meaning of any words or phrases defined in the Company Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

          1.3. The Rules of Construction contained in the Interpretation Act shall apply, mutatis mutandis, to the interpretation of these Articles.


                                 PART 2

                      SHARES AND SHARE CERTIFICATES
                      -----------------------------

          2.1. Every member is entitled, without charge, to one certificate representing the share or shares of each class held by him; providing that, in respect of a share or shares held jointly by several persons, the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share of one of several joint registered holders or to his duly authorized agent shall be sufficient delivery to all; and provided further that the Company shall not be bound to issue certificates representing redeemable shares, if such shares are to be redeemed within one month of the date on which they were allotted. Any share certificates may be sent through the mail by registered prepaid mail to the member entitled thereto, and any loss occasioned to the member owing to any such share certificate so sent being lost in the mail or stolen.

          2.2. If a share certificate

     (i) is worn out or defaced, the Directors shall, upon production to them of the said certificate and upon such other terms, if any, as they think fit, order the said certificate to be cancelled and shall issue a new certificate in lieu thereof;

     (ii) is lost, stolen or destroyed, then, upon proof thereof to the satisfaction of the Directors and upon such indemnity, if any, as the Directors deem a adequate being given, a new share certificate in lieu thereof shall be issued to the person entitled to such lost, stolen destroyed certificate; or

    (iii) represents more than one share and the registered owner thereof surrenders it to the Company with a written request that the Company issue in his name two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the Company shall cancel the certificate so surrendered and issue in lieu thereof certificates in accordance with such request.

Such sum, not exceeding one dollar, as the Directors may form time to time fix, shall be paid to the Company for each certificate to be issued under this Article.

          2.3. Every share certifier shall be signed manually by at least one officer or Director of the Company, or by or on behalf of a registrar, branch registrar, transfer agent or branch transfer agent of the Company and any additional signatures may be printed or otherwise mechanically reproduced and, in such event, a certificate so signed is as valid as if signed manually, notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such certificate to hold at the date of the issue of the share certificate.

          2.4. Except as required by law, statute or these Articles, no person shall be recognized by the Company as holding or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or in any fractional part of a share or (except only as by law, statue or these Articles provided or as orders by a court of competent jurisdiction) any other rights in respect any share except an absolute right to the entirety thereof in its registered holder.


                                 PART 3

                             ISSUE OF SHARES
                             ---------------

          3.1. Subject to Article 3.2. and to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase or alteration of capital, the shares shall be under the control of the Directors who may, subject to the rights of the holders of the shares of the Company for the time being outstanding, issue, allot, sell or otherwise dispose of, and/or grant options on or otherwise deal in, shares authorized but not outstanding, and outstanding shares held by the Company, at such times, to such persons (including Directors), in such manner, upon such terms and conditions, and at such price or for such consideration, as they, in their absolute discretion, any determine.

          3.2. If the Company is, or becomes, a company which is not reporting company and all the Directors are required by the Company Act before allotting any shares to offer the pro rata to the members, the Directors shall, before allotting any shares, comply with the applicable provisions of the Company Act.

          3.3. Subject to the provisions of the Company Act, the Company, or the Directors on behalf of the Company, may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether absolutely or conditionally, for any shares in the Company, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any such shares, provided that, if the Company is not a specially limited company, the rate or the commission and discount shall not in the aggregate exceed 25 per centum of the amount of the subscription price such shares.

          3.4. No shares may be issued until it is fully paid and the Company shall have received the full consideration therefor in cash, property or past services actually performed for the Company. The value of property or services for the purpose of this Article shall be an amount determined by the Directors to be, in all circumstances of the transaction, no greater than the fair market value thereof.


                                 PART 4

                             SHARE REGISTERS
                             ---------------

          4.1. The Company shall keep or cause to be kept a register of member, a register of transfers and a register of allotments within British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the Company's capital shall consist of one or more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The Directors on behalf of the Company may appoint a trust company to keep the register of members, register of transfers and register of allotments may be kept in respect of each class of shares, the Directors may appoint a trust company, which need not be the same trust company, to keep the register of members, the register of transfers and the register of allotments for each class of shares. The Directors on behalf of the Company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as the case may be, and the same or another trust company or companies as registrar for its shares or such class thereof, as the case may be. The Directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

          4.2. Unless prohibited by the Company Act, the Company may keep or cause to be kept one or more branch registers of members at such place or places as the Directors may from time to time determine.

          4.3. The Company shall not at any time close its register of members.


                                 PART 5

                        TRANSFER AND TRANSMISSION
                                OF SHARES
                        ------------------------

          5.1. Subject to the provisions of the Memorandum and of these Articles that may be applicable, any member may transfer any of his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the Company's share certificates or in such other form as the Directors may from time to time approve. Except to the extent that the Company Act may otherwise provide, the transferor shall be deemed to remain the holder of the shares until the name of the transferee is entered in the register of the members or a branch register of members in respect thereof.

          5.2. The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient register, in the name of the transferee as named in the instrument of transfer, the number if shares specified therein or, if no number is specified, all the shares of registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the Company, its Directors, officers and agents to register, in the name of the person on whose behalf any certificate for the shares to be transferred is deposited with the Company for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

          5.3. Neither the Company nor any Director, officer or agent thereof shall be bound to inquire into the title of the person named in the form of the transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Company for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

          5.4. Every instrument of transfer shall be executed by the transferor shall be executed by the by the transferor and left at the registered office of the Company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the Directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same tendered for registration.

          5.5. There shall be paid to the Company in respect if the registration of any transfer such sum, of any, as the Directors may from time to time determine.

          5.6. In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the Company as having any title to his interest in the shares. Before recognizing any legal personal representative the Directors may require him to deliver to the Company the original or a court-certified copy of a grant of probate or letters of administration in British Columbia or such other evidence and documents as the Directors consider appropriate in order to establish the right of the personal representative to such title to the interest in the shares of the deceased member.

          5.7. Upon death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited with the Company. This Article does not apply on the death of a member with respect to shares registered in his name and the name of another person in joint tenancy.

          5.8. Any person becoming entitled to a share in consequence of the death or bankruptcy of a member shall, upon such document sand evidence being produced to the Company as the Company Act require or who becomes entitled to a share as a result of an order of a Court of competent jurisdiction or a statute has the right either to by registered as a member in his representative capacity in respect of such share, or, if he is a personal representative, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.


                                 PART 6

                          ALTERATION OF CAPITAL
                          ---------------------

          6.1. The Company may be ordinary resolution filed with the Registrar amend its Memorandum to increase the authorized capital of the Company by:

     (i) creating shares with par value or shares without par value, or both; or

     (ii) increasing the number of shares with par value or shares without par value, or both; or

    (iii) increasing the par value of a class of shares with par value, if no shares of that class are issued.

          6.2. The Company by special resolution alter its Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only of such extent, in such manner and with such consents of members holding a class of shares which is the subject if or affected by such alteration, as the Company Act provides.

          6.3. The Company may alter its Memorandum or these Articles:

     (i) by special resolution, to create, to define and attach special rights or restrictions to any shares; and

     (ii) by special resolution and by otherwise complying with any applicable provision of its Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares;

and in each case by filing a certified copy of such resolution with the Registrar, but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths, or such greater majority as may be specified by the special right attached to the class of shares, of the issued share of such class.

          6.4. Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of issued shares of any class unless the holders of the rest of the issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.

          6.5. If the Company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Company Act, the Superintendent shall have consented to the resolution.

          6.6. Unless these Articles otherwise provided, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particle class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-thirds of the shares affected.


                                 PART 7

                         PURCHASE AND REDEMPTION
                                OF SHARES
                         -----------------------

          7.1. Subject to the special rights and restrictions attached to any class of share, the Company may, by a resolution of the Directors and in compliance with the Company Act, purchase any of the shares at the price upon the terms specified in such resolution or redeem any class of its shares in accordance with the special rights and restrictions attaching thereto. No such purchase or redemption shall be made if the Company is insolvent at the time of the proposed purchase or redemption would render the Company insolvent. Unless the shares are to be purchased through a stock exchange, or from a bona fide employee or bone fide former employee of the Company or of an affiliate of the Company, or his personal representative, in respect of shares beneficially owned by such employee or former employee, or the Company is purchasing the shares from dissenting members pursuant to the requirements of the Company Act, the Company shall make its offer to purchase pro rata to every member who holds shares of the class to be purchased.

          7.2. If the Company proposes at its option to redeem some but not all of the shares of any class, the Directors may, subject to the special rights and restrictions attached to such redeemed shall be selected.

          7.3. Subject to the provisions of the Company Act, any shares purchased or redeemed by the Company may be sold or, if cancelled, reissued by it, but, while such shares which have any vote in respect of these shares and no dividend or other distribution shall be paid or made thereon.


                                 PART 8

                            BORROWING POWERS
                            ----------------

          8.1. The Directors may from time to time on behalf of the
Company:

     (i) borrow money in such manner and amount, on such security, from such sources and upon such terms and conditions as they think fit;

     (ii) issue bonds, debentures, and other debt obligations either outright or as security for any liability or obligation of the Company or any other person; and

    (iii) mortgage, charge, whether by way of specific or floating charge, or give other security in the undertaking, or on the whole or any part of the property and assets, of the Company (both present and future).

          8.2. Any bonds, debentures or other debt obligations of the Company may be issued at a discount, premium or otherwise, and with any special privileges as to redemption, surrender, drawing, allotment of or conversion into or exchange for shares or other securities, attending and voting at general meetings of the Company and the persons whom they were issued or any subsequent holder thereof, all as the Directors may determine.

          8.3. The Company shall keep or cause to be kept within the Province of British Columbia in accordance with the Company Act a register of its debentures and a register of debentureholders, which registers may be combined, and, subject to the provisions of the Company Act, may keep or cause to be kept one or more branch registers of its debentureholders at such place or places as the Directors may from time to time determine and the Directors may by resolution, regulation or otherwise make such provisions as they think fit respecting the keeping of such branch registers.

          8.4. Every bond, debenture or other debt obligation of the Company shall be signed manually by at least one Director or officer of the Company or by on behalf of a trustee, registrar, branch registrar, transfer agent or branch transfer agent for the bond, debenture or other debt obligation appointed by the Company or under any instrument under which the bond, debenture or other debt obligation is issued and any additional signatures may be pointed or otherwise mechanically reproduced thereon and, in such event, a bond, debenture or other debt obligation so signed is valid as if signed manually notwithstanding that any person whose signature is so printed or mechanically reproduced shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of issue thereof.

          8.5. If the Company is or becomes a reporting Company, the Company shall keep or cause to be kept a register of its indebtedness to every Director or Officer of the Company or an associate of any of them in accordance with the provisions of the Company Act.


                                 PART 9

                            GENERAL MEETINGS
                            ----------------

          9.1. Subject to any extensions of time permitted pursuant to the Company Act, the first annual general meeting of the Company shall be held within fifteen months from the date of incorporation and thereafter an annual general meeting shall be held once in every calendar year at such time (not being more than thirteen months after the holding of the last preceding annual general meeting) and place as may be determined by the Directors.

          9.2. If the Company is, or becomes, a Company which is not a reporting Company and all the members entitled to attend and vote at an annual general meeting consent in writing to all the business which is required or desired to be transacted at the meeting, the meeting not need to be held.

          9.3. All general meetings other annual general meetings are herein referred to as and may be called extraordinary general meetings.

          9.4. The Directors may, whenever they think fit, convene an extraordinary general meeting. An extraordinary general meeting, if requisitioned in accordance with the company Act, shall be convened by the Directors or, if not convened by the Directors, may be convened by the requisitioned as provided in the Company Act.

          9.5. If the Company is or becomes a reporting company, advance notice of any general meeting at which Directors are to be elected shall published in the manner required by the Company Act.

          9.6. A notice convening a general meeting specifying the place, the day, and the hour of the meeting, and, in case of special business, the general nature of that business, shall be given as provided in the Company Act and in the manner hereinafter in these Articles mentioned, or in such other manner (if any) as may be prescribed by ordinary resolution, whether previous notice thereof has been given or not, to such persons as are entitled by law or under these Articles to receive such notice of a meeting to, or the non-receipt of notice of a meeting, by any member shall not invalidate the proceedings at that meeting.

          9.7. All the member of the Company entitled to attend vote at a general meeting may, by unanimous consent in writing given before, during and after the meeting, or if they are present at the meeting by a unanimous vote, waive or reduce the period of notice of such meeting and an entry in the minute book of such waiver or reduction shall be sufficient evidence of the due convening of the meeting.

          9.8. Except as otherwise provided by the Company Act, where any special business at a general meeting includes considering, approving, ratifying, adopting or authorizing any document or the execution thereof or the giving of effect thereto, the notice convening the meeting shall, with respect to such document, be sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at the registered office or records office of the Company or at such other place in British Columbia designated in the notice during usual business hours up to the date of such general meeting.

                                 PART 10

                     PROCEEDINGS AT GENERAL MEETINGS
                     -------------------------------

          10.1. All business shall be deemed special business which is transacted at:

     (i) an extraordinary general meeting other than the conduct of and voting at, such meeting; and

     (ii) an annual general meeting, with the exception of the conduct of, and voting at, such meeting, the consideration of the financial statement and of the respective reports of the Directors and Auditor, fixing or changing the number of Directors, approval of a motion to elect two or more directors by a single resolution, the election of Directors, the appointment of the Auditor, the fixing of the remuneration of the Auditor and such other business as by these Articles or the Company Act may be transacted at a general meeting without prior notice thereof being given to the members or any business which is brought under consideration by the report of the Directors.

          10.2. No business, other than election of the chairman or the adjournment of the meeting, shall be transacted at any general meeting unless a quorum of members, entitled to attend and vote, is present at the commencement of the meeting, but the quorum need not be present throughout the meeting.

          10.3. Save as herein otherwise provided, a quorum shall be two persons present and being, or representing by proxy, member holding not less than one-twentieth of the issued shares entitled to be voted at the meeting. If there is only one member the quorum is one person present being, or representing by proxy, such member. The Directors, the Secretary, and the solicitors of the Company shall be entitled to attend at any general meeting but no such person shall be counted in the in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxyholder entitled to vote thereat

          10.4. If within half an hour from the time appointed for a general meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, and, if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting, the person or persons present and being, or representing by proxy, a member or members entitled to attend and vote at the meeting shall be a quorum.

          10.5. The Chairman of the Board, if any, or in his absence the President of the Company or in his absence a Vice-President of the Company, if any, shall be entitled to preside as chairman at every general meeting of the Company.

          10.6. If at any general meeting neither the chairman of the Board nor President nor a Vice-President is present within fifteen minutes after the time appointed for holding the meeting or is willing to act as chairman, the Directors present shall choose some one of their number to decline to take the chair or shall fail to so choose or if no Director be present, the members present shall choose one of their number to be chairman.

          10.7. The chairman may and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for thirty days or more, notice, but not "advance notice", of the meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting.

          10.8. No motion proposed at a general meeting need be seconded and the chairman may prose or second a motion.

          10.9. Subject to the provisions of the Company Act, at any general meeting a resolution put to the vote of the meeting shall be decided on a show of hands, unless (before or on the declaration of the result of the show of hands) a poll is directed by the chairman or demanded by at lease one member entitled to vote who is present in person or by proxy. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll, and such decisions shall be entered in the book of proceedings of the Company. A declaration of by the chairman that a resolution has been carried, or carried unanimously, or by a particular majority, or lost or not carried by a particular majority and an entry that effect in the book of the proceedings of the Company shall be conclusive evidence of the fact, without proof of the number or proportion of the votes recorded in favor of, or against, that resolution.

          10.10. In the case of an equality of votes, whether a show of hands or on a poll, the chairman of the meeting at which the show of hands takes place or at which the poll is demanded shall not be entitled to a second or casting vote.

          10.11. No poll may be demanded on the election of a chairman. A poll demanded on a question of adjournment shall be taken forthwith. A poll demanded on any other question shall be taken soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven days after the meeting and such at such time and place an in such manner as the chairman of the meeting directs. The results of the poll shall be deemed to be the resolution of and passed with pending the taking of the poll. A demand for a poll may be withdrawn. in any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

          10.12. Every ballot cast upon a poll and every proxy appointing a proxyholder who casts a ballot upon a poll shall be retained by the Secretary for such period and be subject to such inspection as the Company Act may provide.

          10.13. On a poll a person entitled to cast more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

          10.14. Unless the Company Act, the Memorandum or these Articles otherwise provide, any action to be taken by a resolution of the members may be taken by an ordinary resolution.


                                 PART 11

                            VOTES OF MEMBERS
                            ----------------

          11.1. Subject to any special voting rights or restrictions attached to any class of shares and the restrictions on joint registered holders of shares, on a vote by a show of hands at a general meeting every member who is present in person and entitled to vote thereat shall have one vote for each share of which he is the registered holder and may exercise such vote either in person or by proxyholder.

          11.2. Any person who is not registered as a member but is entitled to a vote at any general meeting in respect of a share, may vote the share in the manner as if he were a member; but, unless the Directors have previously admitted his right to vote at meeting in respect to the share, he shall satisfy the directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

          11.3. Any corporation not being a subsidiary which is a member of the company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any general meeting or class meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as the corporation could exercise if it were an individual member of the Company personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall be counted for the purpose of forming a quorum if present at the meeting. Evidence of the appointment of any such representative may be sent to the Company by written instrument, telegram, telex or any method of transmitting legibly recorded messages. Notwithstanding the foregoing, a corporation being a member may appoint a proxyholder.

          11.4. In the case of joint registered holders of a share the vote of the senior who exercises a vote, whether in person or by proxyholder, shall be accepted to the exclusion of the votes of the other joint registered holders; and for this purpose seniority shall be determined by the order in which the names stand in the register of members. Several legal personal representatives of a deceased member whose shares are registered in his sole name shall for the purpose of this Article be deemed joint registered holders.

          11.5. A member if unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee or curator bonis appointed by that court, and any such committee, curator bonis, or other person may appoint a proxyholder.

          11.6. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more (but not more than five) proxyholders to attend, act and vote for him on the same occasion. If such a member should appoint more than one proxyholder for the same occasion he shall specify the number of shares each proxyholder shall be entitled to vote. A member may also appoint one or more alternate proxyholders to act in the place and stead of an absent proxyholder.

          11.7. A proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or, if the appointor is a corporation, either under the seal of the corporation or under the hand of a duly authorized officer or attorney. A proxyholder need not be a member of the Company if:

     (i)  the Company is at the time a reporting company; or

     (ii) the member appointing the proxyholder is a corporation; or

    (iii) the Company shall have at the time only one member; or

     (iv) the persons present in person or by the proxy and entitled to the vote at the meeting by resolution permit the proxyholder to attend and vote; for the purpose of such resolution the proxyholder shall be counted in the quorum but shall not be entitled to vote;

and in the other case a proxyholder must be a member.

          11.8. A proxy and the power of attorney or other authority, if any, under which it is signed or notarially certified copy thereof shall be deposited at the registered office of the Company or at such other place as is specified for that purpose in the notice convening the meeting, not less than 24 hours (excluding Saturdays, Sundays and holidays) before the time for holding the meeting or adjourned meeting in respect of which the person named in the instrument is appointed. In addition to any other method of depositing the proxies (if the Company is or becomes a reporting company, not exceeding 48 hours (excluding Saturdays, Sundays and holidays) preceding the meeting or adjourned meeting, specified in the notice calling a meeting of members and providing for particulars of such proxies to be sent to the company in writing or by letter, telegram, telex or arrive before the commencement of the meeting or adjourned meeting at the office if the Company or of any agent of the Company appointed for the purpose of receiving such particulars and providing that proxies themselves were deposited as required by this Part and votes given in accordance with such regulations shall be valid and shall be counted.

          11.9. Unless the Company Act or any other statue or law is applicable to the Company or to any class of its shares requires any other form of proxy, a proxy, whether for a specified meeting or otherwise, shall be in the for following, but may also be in other form that the Directors or the chairman of the meeting shall approve:

                            (Name of Company)

          The undersigned, being a member of the above named Company, hereby appoints or failing him as proxyholders for the undersigned to attend, act and vote for and on behalf of the undersigned at the general meeting of the Company to beheld on the___________________day of _________________ and at any adjournment thereof.

          Signed this _____________ day of_________________, 19____.


                              (Signature of member)

          11.10 A vote given in accordance with the terms of a proxy is valid notwithstanding the previous death or incapacity of the member giving the Proxy or the revocation of the proxy or of the authority under which the form of proxy was executed or the transfer of the shares in respect of which the proxy is given, provided that no notification in writing of such death, incapacity, revocation or transfer shall have been received at the registered office of the Company or by the chairman of the meeting of adjourned meeting for which the proxy was given before the vote is taken.

          11.11.    Every proxy may be revoked by an instrument in writing:

     (i) executed by the member giving the same or by his attorney authorized in writing or, where the member is a corporation, by a duly authorized officer or attorney of the corporation; and

     (ii) delivered either at the registered office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof at which the proxy is to be used, or to the chairman of the meeting on the day of the meeting or any adjournment thereof before any vote in respect of which the proxy is to be used shall have been taken;

or in any other manner provided by law.

                                 PART 12

                                DIRECTORS
                                ---------

          12.1. The subscribers to the Memorandum of the Company are the first Directors. The Directors to succeed the first Directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting if the subscribers, or if not so appointed, they shall be elected by the members entitled to vote on the election of Directors and the number of Directors shall be the same as the number of Directors so appointed or elected. The number of Directors, excluding additional Directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, and Directors to fill any vacancies in the Board of Directs may be elected from time to time by the members by ordinary resolution. Notwithstanding anything contained in these Articles the number of Directors shall never be less than one or, if the Company is or becomes a reporting Company, less than three.

          12.2. The remuneration of the Directors as such may from time to time be determined by the Directors or, if the Directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such who is also a Director. The Directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the Company and if any Director shall perform any professional or other services for the Company that in the opinion of the Directors be specially occupied in or about the Company's business, he may be paid a remuneration to be fixed by the Board, or, at the option of such Director, by the Company in the general meeting, and such remuneration may be either in addition to, or in substitution for nay other remuneration that he may be entitled to receive. The Directors on behalf of the Company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any Director who has held any salaried office or place of profit with the Company or to his spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provisions of any such gratuity, pension or allowance.

          12.3. A Director shall not be required to hold a share in the capital of the Company as qualification for his office but shall be qualified as required by the Company Act, to become or act as a Director.

                                 PART 13

                    ELECTION AND REMOVAL OF DIRECTORS
                    ---------------------------------

          13.1. At each annual general meeting of the Company all the Directors shall retire and the members entitled to vote thereat shall elect a Board of Directors consisting of the number of Directors for the time being fixed pursuant to these Articles. If the company and the business to be transacted at any annual general meeting is consented to in writing by all the members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this part to have been held on such written consent becoming effective.

          13.2.     A retiring Director shall be eligible for reelection.

          13.3. Where the Company fails to hold annual general meeting accordance with the Company Act, the Directors then in office shall be deemed to have been elected or appointed as Directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other Directors are appointed or elected or until the day on which the next annual general meeting is held.

          13.4. If at any general meeting at which there should be an election of Directors, the place of any of the retiring Directors are not filled by such election, such of the retiring Directors who are not re-elected as may be requested by the newly-elected Directors shall, if willing to do so, continue in office to complete the number of Directors for the time being fixed pursuant to these Articles until further new Directors are elected at a general meeting convened for the purpose. If any election or continuance of the number of Directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of Directors actually elected or continued in office.

          13.5. Any casual vacancy occurring in the Board of Directors may be filled by the remaining Directors or Director.

          13.6. Between successive annual general meetings the Directors shall have power to appoint one or more additional Directors shall have power to appoint one or more than one-third of the number of Directors elected or appointed at the last annual general meeting at which Directors were elected. Any Director so appointed shall hold office only until the next following annual general meeting of the Company, but shall be eligible for election at such meeting and so long as he his an additional Directors the number of Directors shall be increased accordingly.

          13.7. Any Director may instruct in writing delivered to the Company appoint any person to be his alternate to act in his place at meetings of the Directors at which he is not present unless the Directors shall have reasonably disapproved the appointment of such person as an alternate Director and shall have given notice to that effect to the Director appointing the alternate Director within a reasonable time after delivery of such instrument to the Company. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote as Director at meeting at which the person appointing him is not personally present, and, if he is a Director he is representing in addition to his vote. A Director any at any time by instrument, telegram, telex or any method of transmitting legibly recorded messages delivered to the company revoke the appointment of an alternate appointed by him. The remuneration payable to such an alternate shall be payable out of the remuneration of the Directors appointing him.

          13.8.     The office of Director shall be vacated of the
Director:

     (i) resigns his office by notice in writing delivered to the registered office of the company; or

     (ii) is convicted of an indictable offense and the other Directors shall have resolved to remove him; or

    (iii) ceases to be qualified to act as a Director pursuant to the Company Act.

          13.9. The Company may by special resolution remove any Director before the expiration of his period of office, and may by an ordinary resolution appoint another person in his stead.


                                 PART 14

                     POWERS AND DUTIES OF DIRECTORS
                     ------------------------------

          14.1. The Directors shall manage, or supervise the management of, the affairs and business of the Company and shall have the authority to exercise all such powers of the Company as are not, by the Company Act or by the Memorandum or these Articles, required to be exercised by the Company in general meeting.

          14.2. The Directors may from time to time by power of attorney or other instrument under the seal, appoint any person to be the attorney of the Company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles and excepting the powers of the Directors relating to the constitution of the Board and any of its committee and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the Directors may think fit, and any such appointment may be made in favor of any corporation, or of any of the members, directors, nominees or managers of any corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the Directors think fit. Any such attorney may be authorized by the Directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.


                                 PART 15

                   DISCLOSURE OF INTEREST OF DIRECTORS
                   -----------------------------------

          15.1. A Director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the Company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with this duty or interest in such contract or transaction or of the conflict or potential conflict with the duty and interest as a Director, as the cause may be, in accordance with the provision of the Company Act.

          15.2. A Director shall not vote in respect of the approval of any such contract or transaction with the Company in which he is interested and if he shall do so his vote shall not be counted, but shall be counted in the quorum present st the meeting at which such vote is taken. This Article and Article 15.1 shall not apply in those circumstances where a Director is, under the provisions of the Company Act, deemed not to be interested in a proposed contract or transaction,

          15.3. A Director may hold any office or place of profit with the Company (Other than the office of auditor of the Company) in conjunction with hi office of Director for such period and on such terms (as to remuneration or otherwise) as the

Directors may determine and no Director or intended Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, and, subject to compliance with the provisions of the Company Act, no contract in which a Director is in any way interested shall be liable to be voided by reason thereof.

          15.4. Subject to compliance with the provisions of the Company Act, a Director or his firm may act in a professional capacity for the Company (except as auditor of the Company) and he or his firm shall be entitled to remuneration for professional services as if he were not a Director.

          15.5. A Director may be or become a director or other officer or employee of, and, subject to compliance with the provisions of the Company Act, such Director shall not be accountable to the Company for nay remuneration or other benefits received by him as director, officer or employee of, or from his interest in, such other corporation or firm, unless the Company in general meeting otherwise directs.


                                 PART 16

                        PROCEEDINGS OF DIRECTORS
                        ------------------------

          16.1. The Chairman of the Board, if any, or in his absence, the President shall preside as chairman of the Board or neither Chairman of the Board nor the President is present within fifteen minutes of the time appointed for holding meeting or is willing to act as chairman, or, if the Chairman of the Board, if any, and the President have advised the Secretary that they will not be present at the meeting, the Directors present shall choose one of their number to be chairman of the meeting.

          16.2. The Directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting of vote. Meetings of the Board held at a regular intervals may be held at such place, at such time and upon such resolution from time to time to determine.

          16.3. A Director may participate in a meeting of the Board or of any committee of the Directors by means of conference telephones or other communications facilities by means of which all Directors participating in the meeting can hear each other and provided that all such Directors agree to such participation. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

          16.4. A Director may, and the Secretary or Assistant Secretary upon request of a Director shall, call a meeting of the Board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting given by mail, postage prepaid, addressed to each of the Directors and alternate Directors at his address at it appears on the books of the Company or by leaving it at his usual business or residential address or by telephone, telegram, telex, or any method of transmitting legibly recorded messages. It shall not be necessary to give notice of meeting of Directors to any Director or Alternate Director (i) who is at the time not in the Province of British Columbia (ii) if such meeting is to be held immediately following a general meeting at which such Director shall have ben elected or is the meeting of Directors at which such Director is appointed. Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any director or alternate director shall not invalidate the proceedings at the meeting.

          16.5. Any Director of the Company may file with the Secretary a document executed by him waiving notice of any past, present or future meeting or meetings of Directors being, or required to have been, sent to him and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such Director and unless the Director otherwise requires in writing to the Secretary, to his alternate Director of any meeting if Directors and all meetings of the Directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such Director or alternate Director.

          16.6. The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors and if not so fixed shall be two Directors or, if the number of Director is fixed at one, shall be one Director.

          16.7. The continuing Directors may act notwithstanding vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of Directors, the continuing Director may act for the purpose of increasing the number if Directors to that number, or of summoning a general meeting of the Company, but for no other purpose.

          16.8. Subject to the provisions of the Company Act, all acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualifications, election or appointment of any such Directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a director.

          16.9. A resolution consented to in writing, whether by document, telegram, telex or any method of transmitting legibly recorded messages or other means, by all of the Directors shall be as valid and effectual as if it had been passed at a meeting if the Directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the Directors and shall be effective on the date stated thereon or on the latest date stated on any counterparts.


                                 PART 17

                     EXECUTIVE AND OTHER COMMITTEES
                     ------------------------------

          17.1. The Directors may be resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said committee or any other committee of the Board such powers, if any, as may specified in the transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

          17.2. The Directors may be resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the Board such powers of the Board (except the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee of the Board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Directors shall also have power at any time to revoke override any authority given to or acts to be done by any such committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committee may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

          17.3. The Executive Committee and any other committee may meet and adjourn as they think proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.


                                 PART 18

                                OFFICERS
                                --------

          18.1. The Directors shall, from time to time, appoint a President and a Secretary and such other officers, if any, as the Directors shall determine and the Directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

          18.2. One person may hold more than one of such offices except that the offices of President and Secretary must be held by different persons unless the Company has only one member. Any person appointed as the Chairman of the Board, the President or the Managing Director shall be a Director. The other officers need not be Directors. The remuneration of the officers of the Company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the Directors; such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the Company a pension or gratuity. The Directors may decide that functions and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time revoke, withdraw, alter or vary all or any of such functions, duties and powers. The Secretary shall, inter alia, perform the functions of the Secretary specified in the Company Act.

          18.3. Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature and the extent of the conflict.


                                 PART 19

                      INDEMNITY AND PROTECTION OF
                    DIRECTORS, OFFICERS AND EMPLOYEES
                    ---------------------------------

          19.1. Subject to the provisions of the Company Act, the Directors shall cause the Company to indemnify a Director or former Director of the Company and the Directors may cause the Company to indemnify a director or former director of a corporation of which the Company is or was a shareholder and the heirs and personal representatives of any such person against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including the amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a partly by reason of his being or having been a Director of the Company or a director of such corporation. Each Director of the Company on being elected or appointed shall be deemed to have contracted with the Company of the terms of the foregoing indemnity.

          19.2. Subject to the provisions of the Company Act, the Directors may cause the Company to indemnify any officer, employee or agent of the Company or of a corporation of which the Company is or was a shareholder (notwithstanding) that he is also a Director) and his heirs and personal representative against all costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the Company (if he shall not be a full time employee of the Company and notwithstanding that he is also a Director) and his representative heirs and legal representatives against all costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the Secretary by the Company Act or the functions assigned to the Secretary by the Company Act or these Articles and each such Secretary and Assistant Secretary shall on being appointed be deemed to have contracted with the Company on the terms of the foregoing indemnity.

          19.3. The failure of a Director or officer of the Company to comply with the provisions of the Company Act or of the Memorandum or these Articles shall not invalidate any indemnity to which he is entitled under this Part.

          19.4. The Directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was serving as a Director, officer, employee or agent of the Company or as a director, officer, employee or agent of any corporation of which the Company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such Director, director, officer, employee or agent.


                                 PART 20

                          DIVIDENDS AND RESERVE
                          ---------------------

          20.1. The Director may from time to time declare and authorize payment of such dividends, if any, as they may deem advisable and need not give notice of such declaration to any member. No dividend shall be paid otherwise than out of funds and/or assets properly available for the payment of dividends and a declaration by the Directors as to the amount of such funds or assets available for dividends shall be conclusive. The Company may pay any such dividend wholly or in part by the distribution of specific assets and in particular by paid up shares, bonds debentures or other securities of he Company or any other corporation or in any one or more such ways as may be authorized by the Company of the Directors and where any difficulty arises with regard to such distribution the Directors may settle the same as they think expedient, and in particular may fix the value for distribution of such specific assets not any part thereof, and may determine that cash payments in substitution for all or any part of the specific assets to which any members are entitled shall be made to any members on the basis of the value so fixed in order to adjust the rights of all parties and may vest any such specific assets in trustees for the persons entitled to the dividend as may seem expedient to the Directors.

          20.2. Any Dividend declared on shares of any class by the Directors may be made payable on such date as is fixed by the Directors.

          20.3. Subject to the rights of members (if any) holding shares with special rights as to dividends, all dividends on shares of any class shall be declared and paid according to the number of such shares held.

          20.4. The Directors may, before declaring any dividend , set aside out of the funds properly available for the payment of dividends such sums as they think proper as a reserve or reserves, which shall, at the discretion of he Directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which such funds of the Company may be properly applied, and pending such application may, at the like discretion, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit. The Directors may also, without placing the same in reserve, carry forward such funds, which they think prudent not to divide.

          20.5. If several persons are registered as joint holders of any shares, any one of them may give an effective receipt for any dividend, bonuses or other moneys payable in respect of the share.

          20.6. No dividend shall bear interest against the Company. Where the dividend to which a member is entitled includes a fraction of a cent, such fraction shall be disregarded in making payment thereof and such payment shall be deemed o be payment in full.

          20.7. Any dividend, bonuses or other moneys payable in cash in respect of shares may be paid by cheque or warrant sent through the post directed to the registered address of the holder, or in the case of joint holders, to the registered address of that one of the joint holders who is first named on the register, or to such person and to such address as the holder or joint holders may direct in writing. Every such cheque or warrant shall be made payable to the order of the person to whom it is sent. The mailing of such cheque or warrant shall, to the extent of the sum represented thereby (plus the amount of any tax required by law to be deducted) discharge all the liability for the dividend, unless such cheque or warrant shall not be paid on presentation or the amount of tax so deducted shall not be paid to the appropriate taxing authority.

          20.8. Notwithstanding anything contained in these Articles the Directors may from time to time capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares, or any bonds, debentures or debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.


                                 PART 21

                     DOCUMENTS, RECORDS AND REPORTS
                     ------------------------------

          21.1. The Company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes, and records which the Company is required by the Company Act to keep at its records office or such other place, as the case may be.

          21.2. The Company shall cause to be kept proper books of amount and accounting records in respect of all financial and other transactions of the Company in order properly to record the financial affairs and condition of he Company and to comply with the Company Act.

          21.3. Unless the Directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the Company shall be entitled to inspect the accounting records of the Company.

          21.4. The Directors shall from time to time at the expense of the Company cause to be prepared and laid before the Company in general meeting such financial statements and reports as are required by the Company Act.

          21.5. Every member shall be entitled to be furnished once gratis on demand with a copy of the latest annual financial statement of the Company and, if so required by the Company Act, a copy of each annual financial statement and interim financial statement shall be mailed to each member.

                                 PART 22

                                 NOTICES
                                 -------

          22.1. A notice, statement or report may be given or delivered by the Company to any member either by delivery to him personally or by sending it by mail to him at his address as recorded in the register of members. Where a notice, statement or report is sent by mail, service or delivery of the notice, statements or report shall be deemed to be effected by properly addressing, prepaying and mailing the notice, statement or report and to have been given on the day, Saturdays, Sundays and Holidays excepted, following the date of mailing. A certificate signed by the Secretary or other officer of the Company or of any other corporation acting in that behalf for the Company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed shall be conclusive evidence thereof.

          22.2. A notice, statement or report may be given or delivered by the Company to the Joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

          22.3. A Notice, statement or report may be given or delivered by the Company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addresses to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the Company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

          22.4. Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner hereinbefore authorized to every member holding at the time of the issue of the notice or the date fixed determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the auditor of the Company and the Directors of the Company shall be entitled to receive notices of any such meeting.

                                 PART 23

                              RECORD DATES
                              ------------

          23.1. The Directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Company Act preceding the date of any meeting of members or any class thereof or of the payment of any dividend or of the proposed taking of any other proper action requiring the determination of members as the record date for the determination of the members entitled to notice of, or to attend and vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these Articles, only members of record on the date so fixed shall be deemed to be members for the purpose aforesaid.

          23.2. Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the notice is mailed or on which the resolution declaring the dividend is adopted, as the case may be, shall be record date for such determination.


                                 PART 24

                                  SEAL
                                  ----

          24.1. The Directors may provide a seal for the Company and, if they do so, shall provide for the safe custody of the seal which shall not be affixed to any instrument except in the presence of the following person, namely:

     (i)  any two Directors; or

     (ii) one of the Chairman of the Board, the President, the Managing Directors, a Director and a Vice-President together with one of the Secretary, the Treasurer, the Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer and an Assistant Secretary-Treasurer; or

    (iii) if the Company shall have only one member, the President or the Secretary; or

     (iv) such person or persons as the Directors may from time to time by resolution appoint;

and the said Directors, officers, person or persons in whose presence the seal is so affixed to an instrument shall sign such instrument. For the purpose of certifying under seal true copies of any document or resolution the seal may be affixed in the presence of any one of the foregoing persons.

          24.2. To enable the seal of the Company to be affixed to any bonds, debentures, share certificates, or other securities of the Company, whether in definitive or interim form, on which facsimiles of any of the signatures of the Directors or officers of the Company are, in accordance with the Company Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bonds, debentures, share certificates or other securities one or more unmounted dies reproducing the Company's seal and the Chairman of the Board, the President, the Managing Directors or Vice-President and the Secretary, Treasurer, Secretary-Treasurer, an Assistant Secretary, an Assistant Treasurer or an Assistant Secretary-Treasurer may by a document authorize such firm or company to cause the bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the Company's seal has been so affixed shall for all purposes be deemed to be under and to bear the Company's seal lawfully affixed thereto.

          24.3. The company may have for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used and all of the power conferred by the Company Act with respect thereto may be exercised by the Directors or by a duly authorized agent of the Company.

          CANADA                                               NUMBER
PROVINCE OF BRITISH COLUMBIA                                   194848







                      PROVINCE OF BRITISH COLUMBIA
               Ministry of Consumer and Corporate Affairs
                         REGISTRAR OF COMPANIES


                               COMPANY ACT



                               CERTIFICATE



                          I HEREBY CERTIFY THAT

                          ROCKET RESOURCES LTD.


                HAS THIS DAY CHANGED ITS NAME TO THE NAME

                      ROCKET ENERGY RESOURCES LTD.





                                   GIVEN UNDER MY HAND AND SEAL OF OFFICE
                                   AT VICTORIA, BRITISH COLUMBIA,

                                   THIS 12TH DAY OF JANUARY, 1981


                                     /s/ L.G. HUCK
                                       L.G. HUCK
                                    DEPUTY REGISTRAR OF COMPANIES

        CANADA                                               No.  194,848
Province of British Columbia



                             "Companies Act"

                          I hereby Certify that

                          ROCKET RESOURCES LTD.


has been incorporated under the "Companies Act"


                     GIVEN under my hand and Seal of office at Victoria, Province of British Columbia, this -31st- day of July, one thousand nine hundred and seventy-nine



                                   /s/
                              Deputy Registrar of Companies

                                                          AMENDMENT NO. 1

          CANADA                                               NUMBER
PROVINCE OF BRITISH COLUMBIA
                                                               194848




                      Province of British Columbia

               Ministry of Finance and Corporate Relations

                         REGISTRAR OF COMPANIES


                               COMPANY ACT


                               CERTIFICATE


                          I HEREBY CERTIFY THAT


                      ROCKET ENERGY RESOURCES LTD.


               HAS THIS DAY CHANGED ITS NAME TO THE NAME



                      MRI MEDICAL TECHNOLOGIES INC.



                              GIVEN, UNDER MY HAND AND SEAL OF OFFICE

                              AT VICTORIA, BRITISH COLUMBIA

                              THIS 28TH DAY OF APRIL, 1989



                              /s/ B. W. WEBBER
                              B. W. WEBBER
                              ASST. DEPUTY REGISTRAR OF COMPANIES

                      Province of British Columbia
                                --------
                                 FORM 21
                              (SECTION 371)
                                --------

                               COMPANY ACT

                                --------

                           SPECIAL RESOLUTION


     The following special resolution* was passed by the undermentioned company on the date stated:

Name of company          Rocket Energy Resources Ltd.

Date resolution passed   February 27, 1989

Resolution*

"RESOLVED, as a special resolution, that the existing Articles of the Company be cancelled and that the form of Articles submitted to the Annual General Meeting of the Members of the Company held on February 27, 1989 and attached to the Special Resolution, be adopted in substitution for, and to the exclusion of, the existing Articles of the Company."






Certified a true copy the ________ day of May, 1989
                         LAWSON, LUNDELL, LAWSON & McINTOSH
                         Per:
                         (Signature)___________________

                                   SOLICITORS
                         (RELATIONSHIP TO THE COMPANY)

                      Province of British Columbia

                                --------

                                 Form 21
                              (Section 371)

                                --------

                               COMPANY ACT

                                --------

SPECIAL RESOLUTION


     The following special resolution* was passed by the undermentioned company on the date stated:

Name of Company     Rocket Energy Resources Ltd. (the "Company")

Date of resolution passed at the Annual General Meeting held on February
27, 1989.

Resolution*

RESOLVED, as a special resolution, that the authorized capital of the company be increased by creating 40,000,000 additional common shares without par value and that paragraph 2 of the Memorandum of the Company be altered to read as follows:

     "2. The authorized capital of the Company consist of 50,000,000 common shares without par value."


(The Memorandum is altered as attached)





Certified a true copy the   27th day of   April, 1989

                         LAWSON, LUNDELL,  LAWSON  & McINTOSH
                         (Signature) Per: /s/ MICHAEL G. THOMSON
                                        MICHAEL G. THOMSON

                         (RELATIONSHIP TO COMPANY)   Solicitor

                                                          AMENDMENT NO. 2


                               CERTIFICATE
                                   OF
                             CHANGE OF NAME

                               COMPANY ACT

          CANADA
PROVINCE OF BRITISH COLUMBIA



                         I Hereby Certify that

                     MRI MEDICAL TECHNOLOGIES INC.

                   has this day changed its name to

                    TRI-NATIONAL DEVELOPMENT CORP.



          Issued under my hand at Victoria, British Columbia
                         on December 07, 1992



                          /s/ JOHN S. POWELL

                            JOHN S. POWELL
                       A/Registrar of Companies
[SEAL]

                      PROVINCE OF BRITISH COLUMBIA

                                 FORM 21
                              (Section 371)
                                                           Certificate of
                               ----------                   Incorporation
                                                               No. 194848
                               COMPANY ACT

                           SPECIAL RESOLUTION

     The following special resolution was passed by the undersigned Company on the date stated:

     Name of Company:         MRI MEDICAL TECHNOLOGIES INC.

     Date resolution passed:  August 31, 1992


Resolution

     "RESOLVED AS A SPECIAL RESOLUTION:

     (a) to alter the authorized share capital of the Company by consolidating all of the 75,000,000 common shares without par value, of which 20,817,921 common shares are issued and outstanding, into 15,000,000 common shares without par value, of which 4,163,4558.2 common shares will be issued and outstanding, every 5 shares without par value being consolidated into 1 share without par value;

     (b) to increase the authorized share capital of the Company from 15,000,000 common shares without par value to 100,000,000 common shares without par value by creating an additional 85,000,000 common shares without par value and to amend Paragraph 2 of the Memorandum of the Company to reflect such change; and

     (c) to change the name of the Company from "MRI Medical Technologies Inc." to "Tri-National Development Corp." and to amend Paragraph 1 of the Memorandum of the Company to reflect the name change."

     The Memorandum as altered is attached.

     Certified a true copy of the 6th day of November, 1992.

                         _________________________________________
                         Signature

                         Relationship to the Company: Solicitor

                              SCHEDULE "A"
                              ------------

                                 FORM 1

                               (Section 5)

                               Company Act
                               -----------

                           Altered Memorandum
                   as altered by a Special Resolution
                    of MRI Medical Technologies Inc.
                   passed the 31st day of August, 1992


     I wish to be formed into a Company with limited liability under the Company Act in pursuance of this Memorandum.


1.   The name of the Company is Tri-National Development Corp.

2. The authorized capital of the Company consists of 110,100,00 shares divided into:

     (a)  100,000,000 common shares without par value;

     (b)  100,000 Class A preferred shares without par value of $1.00 each;
          and

     (c) 10,000,000 Class B Convertible Preferred shares with a par value of $1.00 each.

3. I agree to take the number of shares in the Company set opposite my name.

                                 FORM 21
                              (Section 371)

                      PROVINCE OF BRITISH COLUMBIA

                                                 Certificate of
                                                 Incorporation No. 194848

                                --------

                               COMPANY ACT

                                --------

                           SPECIAL RESOLUTION

     The following special resolution was passed by the undermentioned Company of the date stated:

Name of Company:                  MRI MEDICAL TECHNOLOGIES INC.

Date resolution passed:             November 9, 1990

Resolution:

RESOLVED, AS A SPECIAL RESOLUTION, THAT:

     (a) The authorized capital of the Company be increased by increasing the number of authorized common shares without par value from 50,000,000 to 75,000,000 shares.

     (b) The authorized capital of the Company be increased by the creation of 100,000 Class A preferred shares with a par value of $1.00 each;

     (c) The authorized capital of the Company be increased by the creation of 10,000,000 Class B Convertible Preferred shares with a par value of $1.00 each;

     (d) Special rights and restrictions be attached to the Class A Preferred shares and the Class B Convertible preferred shares so that the special rights and restrictions attached to the shares in the capital of the Company will be as set out in the articles of the Company as part 25;

     (e) Paragraph 2 of the Memorandum of the Company be altered to read as follows:

          "2. The authorized capital of the Company consists of 85,100,00 shares divided into:

          (a)  75,000,000 common shares without par value;

          (b) 100,000 Class A preferred shares with a par value of $1.00 each; and

          (c) 10,000,000 Class B Convertible Preferred shares with a par value of $1.00 each.

          The special rights and restrictions attached to the said shares are as set out in the Articles of the Company."

The Memorandum is in the form attaches hereto as Schedule "A".

     (e)  The Articles of the Company be altered by the addition of the new part 25 in the form attached hereto as Schedule "B".

Certified a true copy the 11th day of December, 1990.


                    (Signature) _____________________________________

      (Relationship to Company)           Solicitor
                                -------------------------------------

                              SCHEDULE "A"

                               COMPANY ACT

                       (R.S.B.C. 1979 CHAPTER 59)

                           ALTERED MEMORANDUM

                                   OF

                      MRI MEDICAL TECHNOLOGIES INC.



(As altered by a Special Resolution passed November 9, 1990)

          I wish to be formed into a Company with limited liability under the Company Act in pursuance of this memorandum.

1.   The name of the company is "MRI MEDICAL TECHNOLOGIES INC."

2. The authorized capital of the Company consists of 85,100,00 shares divided into:

     (a)  75,000,000 common shares without par value;

     (b)  100,000 Class A Preferred shares with a par value of $1.00 each;
          and

     (c) 10,000,000 Class Be Convertible Preferred shares with a par value of $1.00 each.

The special rights and restrictions attached to the said shares are as set out in the Articles of the Company."

3. I agree to take the number and class of shares in the Company set opposite my name.

                              SCHEDULE "B"


                                   33

                                 PART 25

                     SPECIAL RIGHTS AND RESTRICTIONS
                     -------------------------------

     25.1 The Class "A" Preference shares and the Class "B" Preference shares of the Company shall have the rights and shall be subject to the restrictions, conditions and limitations as follows:

     (a) The directors may issue Class "A" Preference shares in one or more series;

     (b) The directors may alter by resolution the Memorandum of the Company to fix the number of shares in, and to determine the designation of the shares of, each series of Class "A"
          Preferences shares by this Part;

     (c) The directors may alter by resolution the Memorandum of the Company or these Articles or both to create, define and attach special rights and restrictions to the shares of each series of Class "A: Preference shares, subject to the special rights and restrictions attached to the Class "A" Preference shares by this Part;

     (d) Where the Class "A" Preference shares or one or more series of Class "A" Preference shares are entitled to cumulative dividends, and where cumulative dividends in respect of the Class "A" Preference shares or series of Class "A" Preference shares and a;; series of Class "A" Preference shares entitled to cumulative dividends shall participate rateably in respect of accumulated dividends in accordance with the amounts that t would be payable on those shares if all the accumulated dividends were paid in full;

     (e) Where amounts payable on a winding-up, or on the occurrence of any other event as a result of which the holders of the shares of the Class "A" Preference shares and all series of Class "A" Preference shares are then entitled to return of capital, are not paid in full, Class "A" Preference shares and all series of Class "A" Preference shares shall participate rateably in a return of capital in respect of Class "A" Preference shares in accordance with the amounts that would be payable on the return of capital if all amounts so payable were paid in full;

     (f) No special rights or restrictions attached to a series of Class "A" Preference shares shall confer on the series priority over another series of Class "A" Preference shares then outstanding respecting:

               (i)  dividends, or

               (ii) a return of capital:

                    (A)  on winding-up, or

                    (B) on the occurrence of another event that would result in the holders of all series of Class "A" Preference shares being entitled to a return of capital;

     (g) A directors' resolution pursuant to paragraphs (a), (b) or (c) may only be passed prior to the issue of shares of the series to which the resolution relates, and after the issue of shares of that series, the number of shares in, the designation of and the special rights and restrictions attached to, that series may be added to, altered, varied or abrogated only pursuant to Sections 248, 249, 254 or 255 of the Company Act, as the case may be;

     (h) Except as expressly provided in the special rights or restrictions which the directors may create, define or attach to any series of Class "A" Preference shares, shares of a series of Class "A" Preference shares shall not confer on the holders thereof any right to notice of or to be present to vote, either in person or by proxy, at any general meeting other than a separate meeting of the holders of the Class "A" Preference shares, or of the holders of shares of a series of the Class "A" Preference shares, as the case may be;

     (i) All of the provisions of this Part with respect to the Class "A" Preference shares shall apply, mutatis mutandis, to the class "B" Preference shares, as if set out here in full;

     (j) Except as expressly provided in the special rights or restrictions which the directors may create, define or attach to any series of Class "A" Preference shares or attach to any series of Class "A" Preference shares or Class "B" Preference shares, the directors may declare dividends with respect to the common shares only or with respect to any series of Class "B" Preference shares only or with respect to any combination of two or more such classes or series of classes only.

                          CERTIFICATE OF WAIVER

     I, KAMRAN JAHANPANAH, a Director of MRI MEDICAL TECHNOLOGIES INC. (the "Company"), do hereby certify that:

     (a) the holders of less than 10% of all the issued shares in the capital of the Company entitled to be voted on the hereinafter referred to as special resolution voted against the said special resolution and accordingly there is no person entitled to apply to the court under section 251(1) of the COMPANY ACT; and

     (b) the provisions of the COMPANY ACT have been complied with in connection with the special resolution of the Company passed on November 9, 1990, varying the special rights and restrictions attached to the Class A Preferred shares and the Class B Convertible Preferred shares of the Company, a certified copy of which is attached hereto.

DATED this 14th day of November, 1990.


                              /s/  KAMRAN JAHANPANAH
                              ---------------------------------------
                              KAMRAN JAHANPANAH

                                                          AMENDMENT NO. 3

                            STATE OF WYOMING

                              Office of the
                           Secretary of State



United States of America, )
State of Wyoming          ) ss.


     I DIANA J. OHMAN, Secretary of State of the State of Wyoming, do hereby certify

             . . . . TRI-NATIONAL DEVELOPMENT CORP. . . . .

a corporation originally organized under the laws of the province of British Columbia, Canada, did on February 24, 1997 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of Wyoming.

     I FURTHER CERTIFY that TRI-NATIONAL DEVELOPMENT CORP. has renounced its original state of incorporation, and is now incorporated under the laws of the state of Wyoming in accordance with W.S. 17-16-1710.



             In TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of Wyoming. Done at Cheyenne, the Capital, this 24th day of February A.D., 1997.

                         /s/ DIANA J. OHMAN
                         ------------------------------------------
                                   Secretary of State

                         By________________________________________

                            STATE OF WYOMING

                              Office of the
                           Secretary of State



United States of America, )
State of Wyoming          ) ss.


     I DIANA J. OHMAN, Secretary of State of the State of Wyoming, do hereby certify that TRI-NATIONAL DEVELOPMENT CORP., a corporation originally organized under the laws of the province of British Columbia, Canada on July 31, 1979 and thereafter requested to be continued into the state of Wyoming. This corporation did on February 24, 1997, complete all filings required of a continuing corporation to qualify and become a Wyoming corporation without any break in corporate existence.

     I FURTHER CERTIFY that this corporation has filed all annual reports and paid all annual license taxes to date, or is not yet required to file such annual reports; and that Articles of Dissolution have not been filed, thus making the corporation in existence in the State of Wyoming.



             In TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of Wyoming. Done at Cheyenne, the Capital, this 24th day of February A.D., 1997.

                         /s/ DIANA J. OHMAN
                         ------------------------------------------
                                   Secretary of State

                         By________________________________________

                            STATE OF WYOMING

                              Office of the
                           Secretary of State



United States of America, )
State of Wyoming          ) ss.


     I DIANA J. OHMAN, Secretary of State of the State of Wyoming, do hereby certify

             . . . . TRI-NATIONAL DEVELOPMENT CORP. . . . .

a corporation originally organized under the laws of the province of British Columbia, Canada, did on February 24, 1997 apply for a Certificate of Registration and filed Articles of Continuance in the office of the Secretary of State of Wyoming.

     I FURTHER CERTIFY that TRI-NATIONAL DEVELOPMENT CORP. has renounced its original state of incorporation, and is now incorporated under the laws of the state of Wyoming in accordance with W.S. 17-16-1710.



             In TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of Wyoming. Done at Cheyenne, the Capital, this 24th day of February A.D., 1997.

                         /s/ DIANA J. OHMAN
                         ------------------------------------------
                                   Secretary of State

                         By________________________________________

[LETTERHEAD]

BY FACSIMILE

                                   February 21, 1997

                                   File X008372-4

Godinbo, Sinclair
Barrisers & Solicitors
10th Floor, Montreal Trust Centre
510 Burrard Street
Vancouver, BC V6C 3A8

Attention: Bruce Bragagnolo
---------------------------

Dear Sirs:

Re: Tri-National Development Corp. (the "Issuer")
-------------------------------------------------

The Office of the Registrar of Companies has advised that they have received an application regarding the proposed continuance of the Issuer.

We confirm that the Issuer is in full compliance with Part 10 of the Securities Regulation, and hereby advise the Registrar of Companies that we have no objection to the proposed continuation.

                                   Yours truly,



                                   /s/ BETTY ADEMA
                                   --------------------------------
                                   Betty Adema
                                   Supervisor, Statutory Filings

cc:  Ann Laming
     Registrar of Companies

February 24, 1997

Godinbo, Sinclair
10th Floor, Montreal Trust Centre
510 Burrard Street
VANCOUVER BC V6C 3A8

Dear John W. Legg:

Re: TRI-NATIONAL DEVELOPMENT CORP., Number 194848
    ---------------------------------------------

I hereby authorize the continuation of the above company to the jurisdiction of the WYOMING BUSINESS: CORPORATION ACT.

My consent is valid for six months, ending August 24, 1997.

Yours truly,



/s/ JOHN S. POWELL
John S. Powell
Registrar of Companies

Enquiries:     Dianne Mullin: (604) 356-8624
               Barb Morrison: (604) 356-8625
               Fax: (604) 356-6422